STRATUS FUND, INC.

Supplement dated April 28, 2016 to the Prospectuses, dated October 31, 2015,regarding the Retail Class A Shares and the Institutional Class Shares, respectively, of theGovernment Securities Portfolio and Growth Portfolio (the “Portfolios”) of Stratus Fund, Inc.

The Board of Directors (the “Board”) of Stratus Fund, Inc. (the “Fund”) has determined that it is in the best interests of the shareholders of the Fund to liquidate and terminate the Fund.  The laws of the Fund’s state of incorporation require the approval of a majority of the shareholders of each Portfolio to effect such a liquidation and termination.  As such, the Board intends to call for a Special Meeting of Shareholders to be held on or about June 7, 2016.

If the liquidation of the Fund is approved by a majority of the shareholders of each Portfolio, the Fund will cease accepting purchase orders from new or existing investors, except for the reinvestment of dividends, effective as of the close of the New York Stock Exchange on that date.  The liquidation is expected to be effective on or about June 10, 2016, or at such other time as may be authorized by the Board (the “Liquidation Date”). Termination of the Funds is expected to occur as soon as practicable following liquidation.

The Fund anticipates making a distribution of any income and/or capital gains of the Portfolios in connection with its liquidation. The liquidation distribution may be taxable. The tax year for the Fund will end on the Liquidation Date.

Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date.

If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder at his or her address of record. Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.

If the liquidation is approved by shareholders, the Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, as of the date of shareholder approval of the liquidation, the Portfolios Fund are expected to deviate from their stated investment strategies and policies and will no longer be managed to meet their investment objectives.

Redemptions of shares (including liquidating redemptions) are generally taxable. Shareholders should consult their personal tax adviser concerning their particular tax situations.

All expenses of the liquidation of the Fund will be borne by the Fund.

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For more information, please contact the Fund toll free at (888) 769-2362.

PLEASE RETAIN FOR FUTURE REFERENCE.